Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events
Note 19: Subsequent Events
The Company has evaluated subsequent events through February 28, 2019, the date on which these financial statements were issued, and has determined there are no material subsequent events to disclose, except as follows.
On January 2, 2019, the Company acquired Quality Solutions, Inc. (“QSI”), one of the top U.S. facilities management firms specializing in on-demand facility maintenance and project management services for cash consideration, net of cash acquired, of $250.7 million. As of the date of issuance of this report, the Company is still in the process of determining the fair value of acquired assets and liabilities and the calculation of the associated goodwill.